SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           PAR Technology Corporation
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)Title of each class of securities to which transaction applies:
         _____________________.

       2)Aggregate number of securities to which transaction applies:
         ____________________.

       3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________.

       4)Proposed maximum aggregate value of transaction:
         __________________________.

       5)Total fee paid:
         ______________________________________________________.

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)Amount Previously Paid:  _________.

       2)Form, Schedule or Registration Statement No.:  _________.

       3)Filing Party:   _________.

       4)Date Filed:  __________.

Dr. John W. Sammon, Jr.                               PAR Technology Corporation
Chairman, President & Chief Executive Officer         8383 Seneca Turnpike
                                                      New Hartford, NY  13413








[GRAPHIC OMITTED]






April 29, 2004

Dear Shareholders:

It is my pleasure to invite you to PAR Technology Corporation's 2004 Annual Meeting of Shareholders. We will hold the meeting on Tuesday, May 25, 2004 at 10:00 AM at The Warwick Hotel Denver; 1776 Grant Street; Denver, Colorado 80203. During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and give a report on the Company's business operations. There will also be time for questions.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement provides information about PAR in addition to describing the business we will conduct at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, please vote your shares by signing, dating and returning the proxy card in the prepaid envelope; taking advantage of telephone or internet voting; or voting in person at the meeting.

Sincerely,



/s/John W. Sammon, Jr.

[GRAPHIC OMITTED]
PAR Technology Corporation
8383 Seneca Turnpike, New Hartford, NY  13413-4991


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 25, 2004

Dear PAR Technology Shareholder:

The Annual Meeting of Shareholders (the "Meeting") of PAR Technology Corporation, a Delaware corporation (the "Company") is scheduled to be held at The Warwick Hotel Denver; 1776 Grant Street; Denver, Colorado 80203. (see map on reverse of this page) on, Tuesday, May 25, 2004, at 10:00 AM, local time, for the following purposes:

     1. To elect two Directors of the Company for a term of office to expire at the third succeeding Annual Meeting of Shareholders and one Director of the Company for a term of office to expire at the next succeeding Annual Meeting of Shareholders;

     2. To ratify of the selection of the independent auditors for the 2004 fiscal year; and

     3. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors set April 5, 2004 as the record date for the Meeting. This means that owners of the Company's common stock at the close of business on April 5, 2004 are entitled to receive this notice and to vote at the Meeting or any adjournments or postponements of the Meeting. We will make available a list of shareholders as of the close of business on April 5, 2004, for inspection by any shareholder, for any purpose relating to the Meeting, during normal business hours at our principal executive offices, 8383 Seneca Turnpike, New Hartford, New York 13413, for ten days prior to the Meeting. This list will also be available to shareholders at the Meeting.

Every shareholder's vote is important. Whether or not you plan to attend the Meeting, we request you complete, sign, date and return the enclosed proxy card promptly in the enclosed postage prepaid envelope. Most shareholders also have the options of voting their shares on the Internet or by telephone. If such methods are available to you, voting instructions are printed on your proxy card or included with your proxy materials.

The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting and voting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/Gregory T. Cortese
                                             Secretary

New Hartford, New York
April 29, 2004

                        Directions to the Warwick Denver
                                1776 Grant Street
                                Denver, CO 80203
                            Telephone: (303) 861-2000
                               Fax: (303) 832-0320
                              www.warwickdenver.com




DIRECTIONS FROM DENVER INTERNATIONAL AIRPORT (DIA) TO WARWICK HOTEL
-------------------------------------------------------------------

Pena Boulevard to I-70 West. I-70 West to Colorado Boulevard South. Take Colorado Boulevard South to 17th Avenue West. Take 17th Ave West - at York St it will become 18th One Way. Stay in the left-hand lane, right past Logan Street will be the entrance into our parking lot (0). If the ground lot is full there is an entrance to underground parking in the lot. The Hotel is bordered by Logan, Grant, 17th and 18th. MAP NOT TO SCALE.


DIRECTIONS FROM MOUNTAINS TO THE WARWICK HOTEL-DENVER
-----------------------------------------------------

I-70 East to 6th Avenue East. Take 6th Avenue to Logan Street. Take Logan Street North past 17th Street and half way down the block will be the entrance into our parking lot. The Hotel is bordered by Logan, Grant, 17th and 18th. MAP NOT TO SCALE.

[GRAPHIC OMITTED]

PAR Technology Corporation
8383 Seneca Turnpike, New Hartford, NY  13413-4991



April 29, 2004

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                              Tuesday, May 25, 2004

The enclosed proxy is solicited by the Board of Directors of PAR Technology Corporation, a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held at 10:00 AM, local time, on Tuesday, May 25, 2004, at The Warwick Hotel Denver; 1776 Grant Street; Denver, Colorado 80203, and at any postponement or adjournment of the Meeting.

Shareholders of record can vote by telephone, on the Internet, by mail or by attending the Meeting and voting by ballot. If you are a beneficial shareholder, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to identify which options are available to you. If you vote by telephone or on the Internet you do not need to return your proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 3:00 AM on May 25, 2004. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. When proxies in the form enclosed are returned properly executed, the shares represented by the proxies will be voted in accordance with the directions of the shareholder. If you sign and return your proxy card but do not specify your voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting, withdrawing the proxy and voting in person.

The cost of preparing and mailing this Notice and Proxy Statement and the enclosed proxy will be borne by the Company. In addition to the use of the mails, some officers, Directors and regular employees of the Company, without additional remuneration, may solicit proxies in person, by telephone or other electronic means. The Company may also request banks and brokers to solicit their customers who have shares of the Company registered in the names of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs.

The Company's Annual Report to its shareholders for the year ended December 31, 2003, including audited consolidated financial statements, accompanies this Proxy Statement. Except as otherwise expressly provided herein, that report is not incorporated in this Proxy Statement by reference. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to security holders is April 29, 2004.

              Record Date, Outstanding Common Stock, Voting Rights

Only shareholders of record at the close of business on April 5, 2004, will be entitled to notice of and to vote at the Meeting or any postponements or adjournments of the Meeting. As of that date, there were 8,621,550 shares of the Company's Common Stock, par value $0.02 per share (the "Common Stock") outstanding and entitled to vote. The holders of shares representing 4,310,776 votes, represented in person or by proxy, shall constitute a quorum to conduct business.

Each share of Common Stock entitles the shareholder to one vote on all matters to come before the Meeting including the election of the Directors. Shareholders may vote in person or by proxy. The method by which you vote will not in any way affect a shareholder's right to attend the Meeting and vote in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

A shareholder may, with respect to the election of the Directors: (i) vote "FOR" the nominees named herein, or (ii) "withhold authority" to vote for any or all such nominees. The election of the Directors requires a plurality of the votes cast. Accordingly, withholding authority to vote for a Director nominee will not prevent the nominee from being elected.

A shareholder may, with respect to the ratification of the selection of KPMG LLP ("KPMG") as independent auditors: (i) vote "FOR"; (ii) vote "AGAINST"; or (iii) "ABSTAIN" from voting. A "FOR" vote of a majority of votes cast by the holders of capital stock present and represented by proxy and entitled to vote thereon (a quorum being present) is required to ratify the selection of independent auditors. A vote to ABSTAIN from voting on this matter has the legal effect of a vote "AGAINST" the matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker or bank is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and entitled to vote on such matters, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Non-voted shares will not affect the determination of the outcome of the vote on any proposal to be decided at the Meeting.


Proposal 1:  Election of Directors

Under the Company's Certificate of Incorporation, the members of the Board of Directors are divided into three classes with approximately one-third of the Directors standing for election at each Annual Meeting of Shareholders. The Directors are elected for a three-year term of office, and will hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. In 2001, there were two Class III Directors elected to hold office until the 2004 Annual Meeting of Shareholders. Therefore, at this Meeting, two Directors will be elected for a three-year term expiring at the Annual Meeting held in 2007. The nominees of the Board of Directors for the Class III Director positions, Dr. John W. Sammon, Jr. and Mr. Charles A. Constantino, are currently members of the Company's Board of Directors (the "Board").

In addition, the Company's By-Laws provides for a Board of not less than three nor more than fifteen Directors and authorizes the Board to determine the authorized number of Directors within that range. The number of Directors currently authorized by the Board is six. The Board has nominated one individual for election to a Class I Director position. The Director elected for this position will remain in office for a one year term expiring at the Annual Meeting held in 2005 at which time he will be considered by the Nominating and Corporate Governance Committee to stand for re-election as part of the Class I class of Directors. The nominee for the Class I Director position, Mr. Kevin R. Jost, has been determined by the Board to be "independent" as this term is defined by the New York Stock Exchange in its listing standards and pursuant to the Company's Corporate Governance Guidelines. Mr. Jost is not currently a member of the Board.

The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. In the event that any of the nominees named below shall become unable or unwilling to accept nomination or election as a Director, it is intended that such shares will be voted, by the persons named in the enclosed proxy, for the election of a substitute nominee selected by the Board, unless the Board should determine to reduce the number of Directors pursuant to the By-Laws of the Company.

The names of the nominees and each of the Directors continuing in office, their ages as of April 29, 2004, the year each first became a Director, their principal occupations during at least the past five years, other directorships held by each as of the date hereof and certain other biographical information are as set forth below by Class, in order of the next Class to stand for election. There is no family relationship among any of the nominees, Directors, or any of the Company's Executive Officers. The Company's Executive Officers serve at the discretion of the Board.


                 NomineeS for Election to the Board of Directors

       Class III: Term Expiring at the 2007 Annual Meeting of Shareholders
       -------------------------------------------------------------------

DR. JOHN W. SAMMON, JR.                         Chairman of the Board, President
                                                and Chief Executive Officer
                                                PAR Technology Corporation

Dr. Sammon, age 65, is the founder of the Company and has been the President, Chief Executive Officer and a Director since its incorporation in 1968. He was elected Chairman of the Board in 1983. Dr. Sammon is also a former President of the Company's subsidiary, ParTech, Inc. serving in that capacity from 1978 to 1987 and again from December 1997 through June 2000 and also currently holds various positions with other subsidiaries of the Company.


MR. CHARLES A. CONSTANTINO                      Executive Vice President
                                                PAR Technology Corporation

Mr. Constantino, age 64, has been a Director of the Company since 1970, has been Executive Vice President since 1974 and holds various positions with subsidiaries of the Company. Mr. Constantino is also a member of the Board of Directors of Veramark Technologies, Inc.


        Class I: Term Expiring at the 2005 Annual Meeting of Shareholders
        -----------------------------------------------------------------

MR. KEVIN R. JOST                               President and
                                                Chief Executive Officer
                                                Hand Held Products, Inc.

Mr. Jost, age 49, has been the President and Chief Executive Officer of Hand Held Products, Inc. ("HHP") since 1999. HHP is the result of Welch Allyn spinning out their Data Collection Business in June 1999 into a separate entity and the subsequent combination with HHP. From 1982-1999 Mr. Jost was Vice President and General Manager of the Welch Allyn Data Collection Division.

The Board of Directors recommends a vote FOR the proposal to elect Dr. Sammon, Mr. Constantino and Mr. Jost. Unless a contrary direction is indicated, shares represented by valid proxies and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the nominees.


             Members of the Board of Directors Continuing in Office


        Class I: Term Expiring at the 2005 Annual Meeting of Shareholders
        -----------------------------------------------------------------

MR. JAMES A. SIMMS                              Managing Director
                                                Adams, Harkness & Hill, Inc.
                                                Investment Bankers

Mr. Simms, age 44, has been a Managing Director of the investment bank Adams, Harkness & Hill, Inc. since 1997. Mr. Simms has been a Director of the Company since October 2001.


       Class II: Term Expiring at the 2006 Annual Meeting of Shareholders
       ------------------------------------------------------------------

MR. SANGWOO AHN                                 Chairman of the Board
                                                Quaker Fabric Corporation

Mr. Ahn, age 65, has held the above position since 1993. He is Chairman of the Board of Quaker Fabric Corporation and is also a member of the Board of Directors of Kaneb Services, LLC., Kaneb Pipeline Partners, LP and Xanser Corp. Mr. Ahn has been a Director of the Company since March 1986.


MR. J. WHITNEY HANEY                            Director

Mr. Haney, age 69, is a former President of the Company's subsidiary, ParTech, Inc., serving in that capacity from 1988 to 1997. Mr. Haney retired as an employee of ParTech, Inc. in January, 1998. Mr. Haney has been a Director of the Company since April 1988.


                        Board of Directors and Committees

The business of the Company is under the general direction of the Board of Directors as provided by the By-Laws of the Company and the laws of the State of Delaware, the state of incorporation. In 2003, the Board held four meetings and Committees of the Board held a total of thirteen meetings. Overall attendance at Board meetings was 100%. Each member of the Board attended more than 88% of the aggregate of all meetings of the Board and the committees on which they served. It is the Company's policy to encourage Directors to attend the Annual Meeting but such attendance is not required. Last year, one member of the Board attended the Annual Meeting.

Shareholders may send written communication to the Board by mail addressed to the attention of the Board of Directors or to an individual Director c/o Gregory
T. Cortese, Secretary, PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike, New Hartford, NY 13413. Upon receipt the communication will be relayed to the Chairman, if it is addressed to the Board as a whole, or to an individual Director if the communication is addressed to an individual Director.

The Board has five standing committees: (i) Executive Committee, (ii) Audit Committee, (iii) Compensation Committee, (iv) Stock Option Committee and (v) Nominating and Corporate Governance Committee which was formally created in January 2004. The members of each committee and the number of meetings held by each committee in 2003 are set forth in the following table.


                                                                                   Nominating
                                                                                 and Corporate
Name                    Executive    Audit     Compensation     Stock Option       Governance
----                    ---------    -----     ------------     ------------       ----------
Mr. Ahn *                   X        Chair        Chair                                X
Mr. Constantino             X                       X                 X
Mr. Haney *                            X            X                                  X
Dr. Sammon                Chair                     X               Chair
Mr. Simms *                            X                                             Chair
2003 Meetings               3          6            3                 1                0


* Independent Directors

In its annual review of Director independence, the Board has determined the following Directors to be independent: Sangwoo Ahn, J. Whitney Haney and James
A. Simms. For a Director to be considered "independent", the Board must affirmatively determine that the Director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Board observes all criteria for independence established by the New York Stock Exchange and other governing laws and regulations.

Executive Committee.

The Executive Committee, comprised of three Directors, has the delegated authority to exercise all of the powers of the Board in the management and direction of the business and affairs of the Corporation in all cases in which specific directions shall not have been given by the Board and subject to the limitations of the following: the General Corporation Law of the State of Delaware; the Company's Certificate of Incorporation; the Company's By-Laws. The Executive Committee meets when required on short notice during intervals between meetings of the Board.

Audit Committee.

The functions of the Audit Committee are included in the Audit Committee Charter, as adopted by the Board and attached as Appendix A to this Proxy Statement. The Board of Directors has determined the members of the Audit Committee are "independent" as this term is defined by the New York Stock Exchange in its listing standards and that no member of the Audit Committee has a material relationship with the Company that would render that member not to be "independent". The Board has further determined that Director Ahn, the Chairman of the Audit Committee, can still serve effectively on the Company's Audit Committee even though he simultaneously serves on the audit committees of more than three public companies. There were six meetings of the Audit Committee during 2003 including meetings held separately with management, and separate Executive Sessions with non-management Directors, the internal auditor and the independent auditor respectively. The Report of the Audit Committee begins on page 8.

Compensation Committee.

The Compensation Committee, which meets as required, reviews and establishes the compensation of the Executive Officers and other principal officers of the Company and its subsidiaries. The salaries and other compensation of any Executive Officers who are members of the Compensation Committee are subject to approval by the Board. The Committee also reviews and recommends to the Board compensation for outside Directors for service on the Board and committees of the Board, makes recommendations to the Stock Option Committee for stock option awards and recommends to the Board changes in the Company's incentive plans. The Report of the Compensation Committee set forth below describes the responsibilities of this committee, and discloses the basis for the compensation of the Chief Executive Officer, including the factors and criteria upon which that compensation was based; compensation policies applicable to the Company's Executive Officers; and the specific relationship of corporate performance to executive compensation for 2003. The Compensation Committee Report begins on page 15.

Stock Option Committee.

Both members of the Stock Option Committee are "disinterested persons" in compliance with the Company's 1995 Stock Option Plan. The Stock Option Committee, which meets as required, reviews recommendations of the Compensation Committee for stock option awards and otherwise serves as the administrative body for the Stock Option Plan.

Nominating and Corporate Governance Committee.

Previously, the responsibilities of the Nominating and Corporate Governance Committee have been undertaken by the full Board. In January 2004, the Board formally created this committee and appointed the members identified in the above table. The Board has determined that each of the members of this committee has met the independence standards adopted by the Board which incorporate the independence requirements under the New York Stock Exchange listing standards. This committee's responsibilities include the identification and recommendation of Director nominees for the Board; the development and annual review of the Company's governance principles; and development, review and monitoring of the Company's Code of Business Conduct and Ethics. The Charter of the Nominating and Corporate Governance Committee is attached as Appendix B to this Proxy Statement and is also available on the Company's website at www.partech.com under the "About PAR" link on the website's home page.

The Nominating and Corporate Governance Committee considers all shareholder recommendations for candidates for the Board, which should be sent to:
Nominating  and  Corporate  Governance   Committee;   c/o  Gregory  T.  Cortese,
Secretary, PAR Technology Corporation, PAR Technology Park; 8383 Seneca Turnpike, New Hartford, NY 13413. The committee's minimum qualifications and specific qualities and skills required for Directors are set forth in Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter. In addition to considering candidates suggested by shareholders, the committee considers potential candidates recommended by current Directors, company officers, employees and others. The committee may sometimes use the services of a third party executive search firm to assist it in identifying and evaluating possible nominees for Director. The committee screens all potential candidates in the same manner regardless of the source of the recommendation. In identifying and considering candidates for nomination to the Board of Directors, this committee considers, in addition to the requirements set out in the Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter, quality of experience, the needs of the Company and the range of talent and experience represented on the Board. When considering a candidate, the committee will determine whether requesting additional information or an interview is appropriate.

Mr. Jost is the only nominee for Director proposed to be elected for the first time at the Annual Meeting. Mr. Jost's name was first recommended by the Chief Executive Officer.

                              Director Compensation

Directors who are employees of the Company are not separately compensated for serving on the Board. In 2003, non-employee Directors received annual retainers of $25,000 for membership on the Board and an attendance fee of $1,000 per day for attendance at Board meetings ($200 if attendance is via telephone) and any committee meetings held on the same day and $500 per day, prorated accordingly, for committee meetings held on days other than Board meeting days. All Directors are also reimbursed for all reasonable expenses incurred in attending meetings. Prior to 2004, each non-employee Director received, at the time of initial election or re-election, a Nonqualified Stock Option to purchase 9,000 shares of the Company's Common Stock at the fair market value of the stock on the date of grant, vesting 3,000 shares per year over three years. The Board has revised the stock component of non-employee Director compensation which will be phased in commencing in 2004. Under the new program, any non-employee Director elected or re-elected to the Board of Directors on or after the date of the 2004 Annual Meeting of Shareholders will annually receive a number of Nonqualified Stock Options based on a formula. The formula aims to provide that number of stock options for the Company's Common Stock, which on the date of the grant, have a fair market value ("FMV"), comparable to the FMV of stock options and/or stock granted to non-employee directors of comparable companies as reported in the most recent survey by The Conference Board, Inc. and any other nationally recognized research firm(s) determined by the Board to be appropriate1. Such stock options shall vest on the first anniversary date of the grant provided that, as of the anniversary date the Director's position had not been vacated by reason of resignation or removal for cause. In addition, from time to time, at the Board's discretion, non-employee Directors may be granted additional Nonqualified Stock Options under the then existing stock option plan(s).

1 The formula is expressed: A/B = C where A = FMV of grants by comparable companies to their non-employee directors; B = per share FMV of PAR Common Stock on the date of the grant; and C = the number of shares of PAR Common Stock represented by Nonqualified Stock Options to be granted. By way of example, if the FMV of comparable companies is determined to be $20,000 and, on the day of the grant, the FMV of PAR Common Stock is $10 per share, the Director would be granted Nonqualified Stock Options representing 2,000 shares of PAR Common Stock.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

During the Company's 1996 secondary offering, Mr. Constantino a Director and an Executive Officer of the Company, desired to sell a significant portion of his stock in the Company to generate liquid assets to be used for a personal purchase of property. The Company, however, believed that the sale of the quantity of shares Mr. Constantino desired to sell would have an adverse impact on the market price of the Company's stock, and therefore requested that Mr. Constantino not participate in the sale of shares during the secondary offering at the level he had proposed. Instead, the Company offered to extend Mr. Constantino loans which would allow him to go forward with his personal purchase. Consequently, during 1999, the Company's subsidiary, Rome Research Corporation, granted loans to Mr. Charles A. Constantino for the purpose of purchasing a home, with annual interest at the prime rate adjusted quarterly. Mr. Constantino's home serves as collateral for these loans. Subsequent to July 30, 2002 the Company has not made any material changes to these loans. The largest aggregate amount outstanding (principal and interest) under these loans to Mr. Constantino throughout 2003 was $520,674. The principal and interest of these loans are due on demand from the Company. As of March 31, 2004, the total principal and interest outstanding on such loans was $510,182. In April, 2004, Mr. Constantino made payment of $260,182 reducing the total principal and interest outstanding on such loans to $250,000.

Prior to the enactment of The Sarbanes-Oxley Act of 2002, Rome Research Corporation granted Mr. Albert Lane, Jr., an Executive Officer of the Company, a loan in the amount of $220,000 at prime rate (adjusted quarterly) in order to assist him in the construction of a home. Mr. Lane's home serves as collateral for this loan which is repayable in installments with final payment due in February 2006. The largest aggregate amount outstanding (principal and interest) under this loan throughout 2003 was $227,093. As of March 31, 2004, the total principal and interest outstanding on this loan was $100,062. In April 2004 Mr. Lane paid all outstanding principal and interest on this note.

John W. Sammon, III and Karen E. Sammon, members of the immediate family of Dr. John W. Sammon, Jr., the Company's Chairman of the Board, President and Chief Executive Officer, are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club currently leases a portion of the Company's facilities at New Hartford, New York at a monthly base rate of $9,775. The Company provides membership to this facility to all employees.


                          REPORT OF THE AUDIT COMMITTEE

The information contained in the following report is subject to the disclaimer regarding "soliciting material" and "filed" information immediately following the Report of the Compensation Committee contained in this proxy statement.

Composition. The Audit Committee of the Board is composed of three independent members of the Board whose independence has been determined by the Board of Directors based upon the independence standards adopted by the Board which incorporate the independence requirements under the Securities and Exchange Commission's requirements for members of audit committees and New York Stock Exchange listing rules. The Board has also determined that no member of the Audit Committee has a relationship with the Company that would render such member not "independent". In addition, the Board of Directors has determined that Sangwoo Ahn is an "audit committee financial expert" as defined by rules set forth by the Securities and Exchange Commission ("SEC").

Responsibilities. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter, included as Attachment A to this proxy statement, is reviewed annually for changes as appropriate. The attached Audit Committee Charter reflects amendments recently adopted by the Board. The Audit Committee reports and acts on behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting process of the Company. The Company's management has the primary responsibility for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles ("U.S. GAAP") and the reporting process including the Company's system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

It is the responsibility of the independent accountant to audit the Company's consolidated financial statements and express an opinion as to whether those consolidated financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP.

Review with Management and Independent Auditors. The Audit Committee has reviewed and discussed with the Company's independent auditors, KPMG, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (Communication with Audit Committee), as amended. In addition, the Audit
Committee has received from KPMG the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and held discussions with the auditors with respect to the auditors' independence from the Company's management and the Company itself. The Audit Committee fully considered the non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services (described in the next section). In addition, the Audit Committee considered whether those non-audit services provided by the independent auditors are compatible with maintaining auditor independence. In reliance on the reviews and discussions with the Company's management and the independent auditors, the Committee believes that non-audit services provided to the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers LLP" or "PwC") and KPMG are compatible with and did not impair the independence of PwC or KPMG.

The Audit Committee met and discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with Internal Audit to discuss the results of its examinations, its evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. These meetings were held with and without the presence of management. Access to the Audit Committee by internal and independent auditors is unrestricted.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The Audit Committee has appointed KPMG as the Company's independent auditors for fiscal 2004. One or more representatives of KPMG are expected to attend the Annual Shareholder Meeting, where they will have the opportunity to make a statement if they desire to do so, and are also expected to be available to answer appropriate questions.

         Audit Committee
         Sangwoo Ahn, Chairman
         J. Whitney Haney
         James A. Simms

Change in Independent Auditors.

On July 23, 2003, the Audit Committee of the Board of Directors authorized management of the Company to seek proposals from accounting firms interested in replacing PricewaterhouseCoopers as our independent accountants. Subsequently, letters were sent to three accounting firms inquiring as to their interest in submitting proposals to act as our independent accountants. On August 21, 2003, PricewaterhouseCoopers resigned. The Audit Committee engaged KPMG as our independent public accountants as of October 9, 2003. The Audit Committee considers KPMG to be the Company's principal accountant for the 2003 fiscal year. Disclosures related to this change in independent auditors appear under
Item 9 in the Company's 2003 Annual Report which item is incorporated herein by this reference. A copy of the Company's 2003 Annual Report accompanies this Proxy Statement.

Fees Paid to Independent Auditors.

The following table presents fees paid by the Company for professional services by PricewaterhouseCoopers and KPMG during the year ended December 31, 2003 and to PricewaterhouseCoopers during the year ended December 31, 2002.

                               2003            2003            2002
      Type of Fees             KPMG            PwC             PwC
------------------------- --------------- --------------- ---------------

Audit Fees                $      192,090  $      471,700  $      157,500
------------------------- --------------- --------------- ---------------
Audit-Related Fees                     0               0           2,100
------------------------- --------------- --------------- ---------------
Tax Fees                               0          56,800          53,539
------------------------- --------------- --------------- ---------------
All Other Fees                         0               0               0
------------------------- --------------- --------------- ---------------
Total:                    $      192,090  $      528,500  $      213,139
------------------------- --------------- --------------- ---------------

The categories of fees in the preceding table, in accordance with the SEC's rules and definitions, are defined as follows:

     Audit Fees are fees for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

     Audit-Related   Fees  are  fees  principally  for  audits  of  consolidated financial statements of employee benefit plans and due diligence services.

     Tax Fees are fees for professional services for federal, state and international tax compliance, tax advice and tax planning.

     All Other Fees are for any services not included in the first three categories.

The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of the Company's auditors. Consistent with SEC policies regarding auditor independence, the Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the independent auditor.


                       CODE OF BUSINESS CONDUCT AND ETHICS

All of the Company's employees, including the Chief Executive Officer and the Chief Financial Officer ("Officers") are required to abide by the Company's Code of Business Conduct and Ethics to ensure the Company's business is conducted in a consistently legal and ethical manner. The full text of the Company's Code of Business Conduct and Ethics is available on the Company's website, www.partech.com under the "About PAR" link on the website's home page. The Code is designed to deter wrongdoing and to promote: (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (b) full, fair, accurate timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and other public communications; (c) compliance with applicable governmental laws, rules and regulations; (d) the prompt internal reporting of violations of the Code to the appropriate person(s) identified in the Code; and (e) accountability for adherence to the Code. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code that applies to the Officers and Directors and relates to the above elements by posting such information on our website within five calendar days following the date of such amendment or waiver.

             SECTION 16(a) BENEFICIAL OWNERSHIP Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all such filings. Based solely on its review of the copies of such reports received by the Company and written representations from reporting persons, the Company believes that all ownership filing requirements were timely met during 2003.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 31, 2004, by each Director, by each of the named Executive Officers and by all Directors and Executive Officers as a group. The table also sets forth information regarding the ownership of the Company's Common Stock by certain holders of 5% or more of the Company's Common Stock based on several Schedule 13G filings with the Securities and Exchange Commission.


                                          Amount and Nature of        Percent
Name of Beneficial Owner or Group(1)    Beneficial Ownership (2)   of Class (13)
------------------------------------    ------------------------   -------------

Dr. John W. Sammon, Jr ....................    3,805,600   (3)           44.18%
Charles A. Constantino ....................      357,228                  4.15%
Gregory T. Cortese ........................      287,990   (4)            3.24%
J. Whitney Haney ..........................       30,055   (5)            0.35%
Sangwoo Ahn ...............................       67,500   (6)              *
Ronald J. Casciano ........................       72,300   (7)              *
Albert Lane, Jr ...........................       51,645   (8)              *
James A. Simms ............................        6,000   (9)              *
All Directors and Executive Officers
as a Group (8 persons) ....................    5,307,418                 51.89%

Other Principal Beneficial Owners
---------------------------------
   Dimensional Fund Advisors Inc.
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA  90401                       524,150   (10)           6.08%

   E*Capital Corporation
   1000 Wilshire Blvd.
   Los Angeles, CA  90017-2457                   343,049   (11)           3.98%

   Edward W. Wedbush
   P.O. Box 30014
   Los Angeles, CA 90030-0014                    164,770   (11)           1.91%

   Eliot Rose Asset Management, LLC
   10 Weybosset Street, Suite 401
   Providence, RI  02903                         703,950   (12)           8.17%

_____________________________

*    Represents less than 1%

(1) Except as otherwise noted, the address for each beneficial owner listed above is c/o PAR Technology Corporation, 8383 Seneca Turnpike, New Hartford, NY 13413-4991.

(2) Except as otherwise noted, each individual has sole voting and investment power with respect to all shares.

(3) Does not include 254,570 shares beneficially owned by Dr. Sammon's wife, Deanna D. Sammon. Dr. Sammon disclaims beneficial ownership of such shares.

(4) Includes 287,450 shares which Mr. Cortese has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 2004.

(5) Includes 1,300 shares which Mr. Haney has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 2004.

(6) Includes 22,500 shares which Mr. Ahn has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 2004.

(7) Includes 69,900 shares which Mr. Casciano has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 2004.

(8) Includes 14,545 shares which Mr. Lane has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 2004.

(9) Includes 6,000 shares which Mr.Simms has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 2004.

(10) Information related to this shareholder was obtained from Schedule 13G filed with the Commission on February 6, 2004 by Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor. Dimensional is deemed to have beneficial ownership of the shares all of which are owned by registered investment companies, commingled group trusts and separate accounts ("Funds") to which Dimensional furnishes investment advice or serves as investment manager. Based on the Schedule 13G, Dimensional, in its role as investment advisor and investment manager, possesses voting and/or investment power as to all of the Company's shares owned by the Funds. Dimensional disclaims beneficial ownership of all the shares owned by the Funds.

(11) Information related to this shareholder was obtained from Schedule 13G filed with the Commission on February 5, 2004 by E*Capital Corporation ("E*Capital") and Edward W. Wedbush ("Mr. Wedbush"). E*Capital and Mr. Wedbush have reported their holdings as a group. E*Capital is the parent company of Wedbush Morgan Securities, Inc. Mr. Wedbush is the chairman of E*Capital and owns a majority of its outstanding shares, and, accordingly, may be deemed the beneficial owner of shares owned by E*Capital. Mr. Wedbush has expressly disclaimed beneficial ownership of the Company's shares held by E*Capital on the Schedule 13G. Based on the Schedule 13G, E*Capital has sole voting and dispositive power of 343,049 shares of the Company's common stock and shared voting power of 519,819 shares; and shared dispositive power of 550,319 shares. Mr. Wedbush reports sole voting and dispositive power of 164,770 shares of the Company's common stock; shared voting power of 519,819 shares; and shared dispositive power of 550,319 shares. Edward Wedbush, John Matise and Eric Wedbush are officers and/or directors of E*Capital and may be deemed to have voting or dispositive control over shares held by E*Capital or certain affiliates of E*Capital.

(12) Information related to this shareholder was obtained from Schedule 13G filed with the Commission on January 28, 2004 by Eliot Rose Asset Management, LLC ("Eliot Rose""), a registered investment advisor, and Gary
     S. Siperstein ("Mr. Siperstein") a principal of Eliot Rose. Both Eliot Rose and Mr. Siperstein report holding sole dispositive power of 703,950 shares of the Company's common stock. As reported in the Schedule 13G, Eliot Rose is deemed to have beneficial ownership of the shares pursuant to separate arrangements whereby it acts as investment advisor to certain persons (the "Clients"). Each Client has the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the common stock purchased or held pursuant to such arrangements. Gary S. Siperstein is deemed to be the beneficial owner of the shares pursuant to his ownership interest in Eliot Rose Asset Management, LLC.

(13) Percent of Class is calculated utilizing 8,614,550 which is the number of the Company's outstanding shares as of March 31, 2004 and the number of options held by the named beneficial owners, if any, which become exercisable within 60 days thereafter.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for each of the last three fiscal years awarded to, earned by, or paid to the Chief Executive Officer and the four other most highly compensated Executive Officers of the Company other than the Chief Executive Officer.


                           Summary Compensation Table

                                                                      Long Term
                                                                       Compen-
                                                                       sation
                                      --------------------------------------------------------
                                          Annual Compensation           Awards
                                      --------------------------------------------------------

                                                                      Securities
                                                                      Underlying   All Other
                                                                       Options/     Compen-
Name and                                                    Bonus      SAR's (#)    sation
Principal Position                   Year    Salary          (F1)         (F2)       (F3)
------------------                   ---------------------------------------------------------

Dr. John W. Sammon, Jr ...........   2003   $300,500      $104,400          0      $  7,691
Chairman of the Board ............   2002   $296,291      $      0 (F4)     0      $  2,220
and Chief Executive Officer ......   2001   $ 76,837(5)   $ 16,200 (F5)     0      $      0

Charles A. Constantino ...........   2003   $236,408      $ 73,200          0      $  7,691
Executive Vice President .........   2002   $242,416      $ 43,600          0      $  3,320
and Director .....................   2001   $238,703      $ 66,806          0      $      0

Gregory T. Cortese ...............   2003   $231,750      $ 56,400          0      $  7,720
CEO & President, ParTech, Inc. ...   2002   $226,549      $ 20,200          0      $  3,320
                                     2001   $225,000      $ 40,500          0      $      0

Albert Lane, Jr ..................   2003   $224,014      $157,900          0      $  7,691
President, Rome Research .........   2002   $210,219      $147,100          0      $  3,320
Corporation and PAR Government ...   2001   $203,635      $143,200    100,000      $      0
Systems Corporation

Ronald J. Casciano ...............   2003   $161,952      $ 40,200          0      $  7,024
Vice President, C.F.O. & Treasurer   2002   $152,327      $ 22,900          0      $  2,964
                                     2001   $150,000      $ 22,500     65,400      $      0
________

(F1) Cash bonus awards earned in the respective fiscal year.

(F2) Represents  stock options  granted  under the  Company's  1995 Stock Option
     Plan.

(F3) All Other Compensation column consists only of Company contributions to the Company's Employee Retirement Plan and Trust and the Company's matching contribution to the 401(k) savings plan.

(F4) The 2002 bonus for Dr. Sammon pursuant to a pre-established bonus plan would have been $62,200. Dr. Sammon elected not to accept payment of this bonus.

(F5) The 2001 base salary for Dr. Sammon was established at $291,748, however, Dr. Sammon did not accept payment beyond $76,837. This limitation was, in part, in response to the Company's 2001 salary reduction program. Dr. Sammon's salary reduction was significantly greater than the 10% reduction mandated by the program. The portion of salary reduction that exceeded the amount mandated by the program was self-imposed by Dr. Sammon.

The policies and practices of the Corporation pursuant to which the compensation set forth in the Summary Compensation Table was paid or awarded is described under "Compensation Committee Report" set forth elsewhere in this Proxy Statement.



         Aggregated Option Exercises in 2003 and Year-End Option Values
         --------------------------------------------------------------

The table which follows sets forth information concerning exercises of stock options during 2003 by each of the Executive Officers named in the Summary Compensation Table and the value of his unexercised options as of December 31, 2003 based on a fair market value of $7.955 per share of the Company's Common Stock on such date:


                                                                                   Value of Unexercised
                                                      Number of Unexercised           in-the-Money
                          Acquired     Value (F1)      Options at 12/31/03       Options at 12/31/03 (F2)
       Name              on Exercise   Realized    Exercisable   Unexercisable  Exercisable   Unexercisable
       ----              -----------   --------    -----------   -------------  -----------   -------------


Dr. John W. Sammon, Jr        --           --           --            --             --             --

Charles A. Constantino        --           --           --            --             --             --

Gregory T. Cortese ....    4,900      $   31,166     282,850       56,250       $1,303,712      $  275,203

Ronald J. Casciano ....       --           --         59,400       21,000       $  317,276      $  108,274

Albert Lane, Jr .......   32,000      $  112,900      19,091       40,909       $  101,755      $  218,045
__________

(F1) The value realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the average of the high and low prices of the Company's common stock as reported in the Wall Street Journal for the exercise date) over the relevant exercise price(s).

(F2) The value is calculated based on the aggregate amount of the excess of $7.955 (the fair market value of the Company's common stock on 12/31/03) over the relevant exercise price(s).


Employment  Contracts  and  Termination  of  Employment  and   Change-in-Control
----------  ---------  ---  -----------  --  ----------  ---   -----------------
Arrangements
------------

The Company has an employment agreement with Mr. Cortese that provides for his employment as Chief Executive Officer and President of the Company's subsidiary, ParTech, Inc. through June 30, 2007. Mr. Cortese's agreement provides that he will receive a minimum base salary of $225,000 and will be eligible to receive an incentive bonus in accordance with the guidelines of the Company's incentive compensation plan.

Under the terms of the agreement, if Mr. Cortese's employment is terminated by the Company after the expiration of the agreement or without cause he is entitled to receive (a) severance payment equal to one year of his base salary as of the time of termination and (b) continued coverage in the Company's health benefit plans during the severance period.

                          Compensation Committee Report

The Compensation Committee of the Board of Directors performs annual reviews of the performance and contribution of the Company's Executive Officers against annual and long term commitments and objectives to determine the nature and extent of executive compensation actions. Decisions of the Compensation Committee relative to the compensation of employee Compensation Committee members (Dr. Sammon and Mr. Constantino) are subject to review and approval by a majority of the disinterested members of the Board.

General Compensation Policy

The Company seeks to attract, motivate, retain and reward the management talent essential to achieving its business objectives and maintaining its leadership position in the industry. Compensation for the Company's Executive Officers in 2003 was consistent with the fundamental principles of the executive compensation program, namely, that:

     -    Executive   compensation   must  be  tied  to  the  Company's  general
          performance and achievement of financial and strategic goals;

     - Executive compensation opportunities should be competitive with those provided by other leading high technology companies of comparable size; and

     - Executive compensation should provide incentives that align the long-term financial interests of the Company's executives with those of its shareholders.

The primary responsibility of the Company's Executive Officers and its Chief Executive Officer is to enhance shareholder value by balancing the requirements of long term growth objectives with the achievement of short term performance goals. Individual compensation awards are established based upon the contribution the executive has made to achieve the Company's short term strategic performance objectives as well as the anticipated contribution of that executive toward long term objectives.

Elements of Executive Compensation

To meet its policy objectives for executive compensation, the Company's executive compensation program consists of Base Salary, Bonuses and Stock Options.

Base Salary. The Compensation Committee reviewed and established the annual base salary of the Executive Officers, including the Chief Executive Officer, for the fiscal year 2003. In setting annual base salaries, the Compensation Committee considered the salaries of relative executives in similar positions in the industry, the level and scope of responsibility, experience and performance of the executive, the financial performance of the Company; and other overall general economic factors. The Compensation Committee believes that the companies with whom the Company competes for compensation purposes are not necessarily the same companies with which shareholder cumulative returns are compared. The peer groups used in the Performance Graph below include the Standard & Poor's 500 Stock Index and those companies deemed most comparable to the Company's businesses for the purpose of measuring stock performance. In contrast, the salary information utilized by the Company and the Compensation Committee includes national third party survey information for salaries in the high technology group within the durable goods industry sector as reported in a nationally recognized report on executive compensation. An objective of the Compensation Committee is to administer the salary for each executive management position within a range with a midpoint near the average midpoint for comparable positions at companies of similar size, geographic area and lines of business. The Compensation Committee set base salaries for each Executive Officer based on its review of the third party salary data in conjunction with the individual performance of that Executive Officer, the performance of the organization over which the Executive Officer has responsibility, the performance of the Company and general economic conditions (with each factor being weighted as the Compensation Committee deemed appropriate).

Bonuses. All Executive Officers, including the Chief Executive Officer, are also given pre-established performance goals established for the respective business units under their control. In general, the performance goals of the Executive Officers (other than the Chief Executive Officer) are approved by the Chief Executive Officer. These goals generally relate to achieving financial objectives and/or functional goals within the officer's area of responsibility. The performance factors, minimum performance levels and weighting of the factors upon which bonuses are based are established on an annual basis and are predicated on current business objectives. For 2003, the factors for all business units included profit before tax, revenue and collection cycle. Bonuses for Executive Officers overseeing the Company's restaurant business segment, ParTech, Inc., included the additional element of inventory turns.

Stock Options. In furtherance of the objective of providing long-term financial incentives that relate to improvement in long-term shareholder value, the Company awards stock options to its key employees (including Executive Officers other than Dr. Sammon and Mr. Constantino) under the Company's 1995 Stock Option Plan ("Option Plan"). Stock options ("Options") granted under the Option Plan may be either Incentive Stock Options as defined by the Internal Revenue Code ("Incentive Stock Options") or Options which are not Incentive Stock Options ("Nonqualified Stock Options"). Upon review of recommendations from the Compensation Committee, the Stock Option Committee determines the key employees of the Company and its subsidiaries who shall be granted Options, the type of Options to be granted, the terms of the grant and the number of shares to be subject thereto. Option grants become exercisable no less than six months after the grant and typically expire ten years after the date of the grant. Option grants are discretionary and are reflective of the value of the recipient's position as well as the current performance and continuing contribution of that individual to the Company.

Chief Executive Officer Compensation for Fiscal 2003

The Compensation Committee's recommendation to the Board for the 2003 compensation of the Chief Executive Officer was based on the policies and practices described above. Dr. Sammon's 2003 base salary was established after review of his performance and the comparative information from the third party salary survey. Dr. Sammon's base salary in 2003 was $300,500, which remains slightly below the midpoint of the compensation peer group contained in the third party survey. This base salary reflected an increase of 1.4% of Dr. Sammon's base salary for 2002.

In establishing Dr. Sammon's total compensation package, the Compensation Committee also considered the performance goals of the Company as a whole that it had pre-established for Dr. Sammon in connection with an incentive bonus including the Company's overall financial and operational performance. The Compensation Committee noted that in the specific areas of profit before tax, revenue, inventory turns and collection cycle, the Company had met the pre-established performance levels to the extent that would entitle the Chief Executive Officer to payment of a bonus in the amount of $104,400.

Dr. Sammon, the Company's founder, became a shareholder before the Company became publicly-owned and has not, to date, been granted options under the Option Plan or any of the Company's previous stock option plans in view of his already existing substantial interest in maximizing the value of the Company's Common Stock. In addition, Dr. Sammon is currently Chairman of the Stock Option Committee and is considered a "disinterested person" and therefore is not eligible to receive stock option grants under the current Option Plan.

                                                  Compensation Committee

                                                  Sangwoo Ahn, Chairman
                                                  Dr. John W. Sammon, Jr.
                                                  Charles A. Constantino

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "1933 Act") or the Securities Exchange Act of 1934 (the 1934 Act") that might incorporate by reference this Proxy Statement, in whole or in part, the Report of the Audit Committee found earlier in this Proxy Statement, the above Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any filing under the 1933 Act or the 1934 Act, except to the extent the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act nor shall such Compensation Committee Report or Performance Graph be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the 1934 Act or to the liabilities of
Section 18 of the 1934 Act, except to the extent that the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act. As of the date of this Proxy Statement, the Company has made no such incorporation by reference or request.


                        Compensation Committee Interlocks
                            and Insider Participation

Dr. John W. Sammon, Jr., Chairman of the Board, President and CEO of the Company and Mr. Charles A. Constantino, Executive Vice President of the Company serve as members of the Compensation Committee and the Stock Option Committee.



                                PERFORMANCE GRAPH

The following performance graph compares the cumulative total shareholder return on the Company's Common Stock with the Standard & Poor's 500 Index and the common stock of a self constructed peer group made up of companies on an industry basis, which companies returns are weighted according to their respective market capitalizations at the beginning of each year for which the return is calculated. The graph is constructed on the assumption that $100 was invested in each of the Company's Common Stock, the S&P 500 Stock Index, and the peer group on December 31, 1998. The year-end values of each investment are based on share price appreciation and the reinvestment of dividends.


                           Cumulative Total Return ($)


                                12/98    12/99    12/00    12/01    12/02  12/03
                                -----    -----    -----    -----    -----  -----

PAR Technology Corporation       100       79       31       43      115     133

S&P 500 ..................       100      121      110       97       76      97

Peer Group ...............       100      246      103       89       81     120

[GRAPHIC OMITTED]

The  following  companies are included in the Company's  self  constructed  Peer
Group: Aspeon, Inc. (formerly known as Javelin Systems, Inc.), Micros Systems, Inc., PAR Technology Corporation, and Radiant Systems, Inc.


Proposal 2:  Ratification of the Selection of Independent Auditors.

On the recommendation of the Audit Committee, the Board of Directors has selected KPMG as the independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the 2004 fiscal year. KPMG has been employed to perform this function since October 9, 2003.

Although this appointment is not required to be submitted to a vote of the shareholders, the Board generally requests the shareholders ratify the appointment. If the shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for their rejection and the Board will reconsider the appointment.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of KPMG. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxies.



                                  OTHER MATTERS

Other than the foregoing, the Board of Directors knows of no matters that will be presented at the Annual Meeting for action by shareholders. However, if any other matters properly come before the Meeting, or any postponement or adjournment thereof, the persons acting by authorization of the proxies will vote thereon in accordance with their judgment.


                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings consistent with the regulations adopted by the SEC and the By-Laws of the Company. To be considered for inclusion in next year's Proxy Statement and form of proxy relating to the 2005 Annual Meeting, any shareholder proposals must be received at the Company's general offices no later than the close of business on December 30, 2004. If a matter of business is received by March 15, 2005, the Company may include it in the Proxy Statement and form of proxy and, if it does, it may use its discretionary authority to vote on the matter. For matters that are not received by March 8, 2005, the Company may use its discretionary voting authority when the matter is raised at the Annual Meeting, without inclusion of the matter in its Proxy Statement. Proposals should be addressed to Gregory T. Cortese, Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991. The Company recommends all such submissions be sent by Certified Mail - Return Receipt Requested.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/Gregory T. Cortese
                                             Secretary

April 29, 2004

                                   Appendix A

                           PAR TECHNOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER


Purpose

The Audit Committee (the "Committee") is established by and amongst the Board of Directors (the "Board") of PAR Technology Corporation (the "Company") to oversee the Company's accounting, financial and other reporting processes and audits of its consolidated financial statements. The Committee's primary purpose is to help the Board fulfill its responsibility to oversee management's conduct and representations of the Company's reporting processes, its system(s) of internal control, the audit process, and its processes for monitoring compliance with laws and regulations and the Company's code of ethics and conduct. This includes reviewing financial reports and other information the Company provides to governmental and regulatory authorities, investors or the general public, reviewing the Company's disclosure controls and procedures and its internal accounting and financial control systems and procedures and assessing the annual, independent audit of the Company's consolidated financial statements.

The Committee shall review the adequacy of this Charter on at least an annual basis (see Other Responsibilities below).

Authority

In discharging its oversight role, the Committee has authority to conduct or authorize investigations into any matter brought to its attention. Within this scope of responsibility, the Committee has full access to all books, records, facilities and personnel of the Company and is empowered to:

- Authorize Company funding to enable the Committee to retain independent outside counsel, accountants, auditors or other advisors as it determines necessary to carry out its duties;

- Seek any information it requires to fulfill its responsibilities from employees - all of whom are directed to cooperate with the Committee's requests - or external parties;

- Meet with Company officers, independent auditor or outside counsel, as necessary to fulfill its responsibilities.

The  Board  and  the   Committee   are  in  place  to  represent  the  Company's
shareholders; therefore, the independent auditor is ultimately accountable to the Board and the Committee.

Membership

The Board or its nominating committee will appoint Committee members and the Committee chair. The Committee should consist of at least three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). At least one member of the Committee shall, in the assessment of the Board, qualify and be identified as an audit committee financial expert as defined by the Commission. All members of the Committee shall be financially literate at the time of their appointment to the Committee or within a reasonable time thereafter.

Meetings

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold executive session meetings with the independent auditor, management and internal auditors. Meeting agendas will be prepared and provided to members in advance, along with appropriate briefing materials. Minutes will be prepared.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's consolidated financial statements and that the Company's independent auditor is responsible for auditing those consolidated financial statements. In fulfilling its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's consolidated financial statements or any professional certification as to the Company's independent auditor's work.

Within this framework, the Committee will carry out the activities that follow. These are set forth as a guide with the understanding that the Committee may deviate from this guide as appropriate given the circumstances. Each area below includes specific action items to be performed; in addition, three areas - Consolidated Financial Statements and Disclosures, Internal Controls and Oversight of the Independent Auditor - begin with higher-level activity or responsibility statements which, in turn, encompass the more specific actions detailed in each case.

Consolidated Financial Statement and Disclosure Matters
-------------------------------------------------------

1. Review with management and the independent auditor financial results to be included in quarterly reports to the SEC (e.g. Form 10-Q), including disclosures in the MD&A and including the results of the independent auditor's review of such financials.

     - Understand how management develops interim financial information, and the nature and extent of independent auditor involvement.

     - Consider whether interim financial reports are complete, consistent with information known to Committee members, and reflect appropriate accounting principles.

2. Review with the independent auditor and management audited consolidated financial statements to be included in SEC Form 10-K (or in the Annual Report to Shareholders if distributed prior to filing Form 10-K), including disclosures in the MD&A, and recommend to the Board whether the audited statements should be included in Form 10-K.

     - Consider whether the annual consolidated financial statements are complete, consistent with information known to Committee members, and reflect appropriate accounting principles.

     - Review, and consider the accuracy and completeness of, other sections of the Annual Report and related regulatory filings.

3. Review all matters required to be discussed, or to be communicated to the Committee, by Statement of Auditing Standards ("SAS") No.61 relating to the conduct of the audit.

Specificactions:

-    On a timely basis, review and discuss with the independent auditor:

     -    Critical accounting policies and practices used.

     -    Alternative treatments of financial information within GAAP, discussed
          with   management,   the   ramifications  of  using  such  alternative
          disclosures and treatments, and the auditor preferred treatment.

     - Other material communications with management, such as a management letter or a schedule of differences and potential adjustments.

- Discuss with the independent auditor, and with management, significant accounting and reporting issues and judgments and their respective impact on the consolidated financial statements, including the effect of recent professional and regulatory pronouncements, complex or unusual transactions and highly judgmental areas, material off-balance sheet transactions or structures and other similar relationships and any significant changes in the Company's selection or application of accounting principles.

- Discuss generally with management "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided, in any report or public disclosure. Ensure management can reconcile such information to GAAP.

- Review the results of the audit. As cited above, discuss with the independent auditor any difficulties encountered during the audit, including restrictions on the scope of activities or access to requested information, and any significant disagreements with management.


Internal Controls
-----------------

1. Discuss with management and the independent auditor the quality and adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies, if any.


Specificactions:

- Review disclosures made to the Committee by the Company's CEO and CFO, during their certification process for filings on Forms 10-Q and 10-K, about any significant deficiencies in the design or operation of internal controls or material weakness therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

- Understand the scope of internal and independent auditors' reviews of disclosure controls and procedures and internal controls over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

- Consider the effectiveness of the Company's financial and accounting, financial reporting and disclosure controls.

- Recommend or establish, and monitor, procedures designed to improve the quality and reliability of disclosure controls and controls over the reporting of the Company's financial condition and results of operations.

Oversight of Internal Audit Function
------------------------------------

Specificactions:

-    Review with  management,  the internal audit  Director and the  independent
     auditor  the  charter,  plans,  activities,   staffing  and  organizational
     structure of the internal audit function.

- Ensure there are no restrictions or limitations placed on the performance of internal audit.

-    Review  the  effectiveness  of  the  internal  audit  function,   including
     compliance with established internal auditing practice standards.

- Review significant internal audit department findings and management responses.

- Review the appointment and replacement of the senior internal auditing executive.

- On a regular basis, meet separately with the internal auditor to discuss any matters that the Committee or internal audit believes should be discussed privately.


Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

The independent auditor is ultimately accountable to the Board and the Committee. Therefore, the Committee, subject to any action that may be taken by the full Board, has the ultimate authority and is responsible to select (or nominate for shareholder approval), evaluate, determine funding for and, where appropriate, replace the independent auditor.

Specificactions:

- Review the independent auditor's proposed audit scope and approach, including staffing of the audit and coordination of audit effort with internal audit.

- Pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, subject to the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit.

     - Discuss disclosure to investors, in periodic reports as required, of any permitted and approved non-audit services.

     - Discuss management's ability to ensure the auditor does not perform, contemporaneously with the audit, any non-audit service specifically prohibited by law, rule or regulation.

-    Review and confirm the independence of the independent auditor.

     - At least annually obtain and review a report from the auditor delineating all relationships between the Company and the auditor, including non-audit services, consistent with Independence Standards Board Standard Number 1.

     - Discuss with the auditor any such disclosed relationships and their impact on the auditor's independence, taking into account the opinions of management and the internal auditors.

     - Determine in particular whether providing permitted non-audit services is compatible with the audit firm maintaining its independence.

     - Present the Committee's conclusions to the full Board, and recommend that it takes appropriate action to satisfy itself of the auditor's independence.

- Review and evaluate the lead partner of the independent auditor team, and the performance of the independent auditors. Exercise final approval on the appointment or discharge of the auditors.

     - Ensure the rotation of the lead audit partner, and the concurring (review) partner, as required by law.

     - Consider whether it is appropriate to adopt a policy of rotating the independent audit firm on a regular basis.

     - Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     - At least annually obtain and review a report from the auditor that describes: the audit firm's internal quality-control procedures; any material issues raised by the firm's most recent internal quality control review, or peer review, or by any governmental or professional inquiry or investigation in the most recent five years relating to the firm's audits; and any steps taken to deal with any such issues.

     -    Evaluate  the   qualifications  and  performance  of  the  independent
          auditor,   including   whether  the  auditor's  quality  controls  are
          adequate.  Take in to  account  the  opinions  of  management  and the internal auditors. Present to the full Board the Committee's conclusions with respect to the audit firm's quality controls and the auditors' qualifications and performance.

- On a regular basis, meet separately with the independent auditor to discuss any matters that the Committee or the independent auditor believes should be discussed privately.


Compliance Oversight Responsibilities
-------------------------------------

Specificactions:

- Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management investigations and follow-up (including disciplinary action) of any instances of noncompliance.

- Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published report that raise material issues regarding the Company's consolidated financial statements or accounting policies.

- Review the process for communicating the Code of Ethics to Company personnel:

     - Discuss and verify the Company's ability to monitor compliance with the Company's Code of Ethics and Standards of Conduct policy.

     - Discuss disclosure in the Company's Form 10-K relating to the Code of Ethics for the CEO and senior financial officers, and disclosure in Form 8-K regarding revisions to and waivers granted under the Code of Ethics.

- Obtain regular updates from management and Company legal counsel regarding compliance matters that may have a material impact on the Company's consolidated financial statements or on its compliance policies.

- Obtain from the independent auditor assurance that Section 10A (b) of the Exchange Act has not been implicated.

- Review reports and disclosures of insider and affiliated party transactions, and approve all related party transactions, i.e. transactions disclosable under Item 404 of Regulation S-K. (Note: Approving Directors must be independent and disinterested).

- Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by
     employees  of  concerns  regarding  questionable   accounting  or  auditing
     matters.

Reporting Responsibilities
--------------------------

Specificactions:

- Regularly report to the Board about Committee activities, issues and related recommendations.

- Provide an open avenue of communication between internal audit, the independent auditor and the Board.

-    Report   annually  to  the   shareholders,   describing   the   Committee's
     composition, its responsibilities and how these were discharged, and any other information required by rule or regulation.

- Review any other reports the Company issues that relate to areas of Committee responsibility.


Other Responsibilities
----------------------

Specificactions:

- Review and assess the adequacy of this charter annually, requesting Board approval for proposed changes.

- Perform other activities related to areas covered by this charter as requested by the Board.

-    Institute and oversee special investigations as needed.

- Confirm annually that all responsibilities outlined in this charter have been carried out.

- Evaluate the Committee's and individual members' performance on a regular basis.

                                   Appendix B


                           PAR TECHNOLOGY CORPORATION

              Nominating and Corporate Governance Committee Charter


A.   PURPOSE

     The primary function of the Nominating and Corporate Governance Committee (the "Committee") is to assist the Board of Directors (the "Board") of PAR Technology Corporation (the "Company") in fulfilling its responsibilities by:
(i) identifying individuals qualified to become members of the Board, and recommending that the Board select the Director nominees for election at the next annual meeting of shareholders, (ii) developing and recommending to the Board a set of corporate governance principles (the "Corporate Governance Guidelines") applicable to the Company, (iii) adopting a corporate code of ethics and conduct (a "Code of Business Conduct") and (iv) monitoring compliance with and periodically reviewing the Corporate Governance Guidelines and Code of Business Conduct.

B.   GOALS AND RESPONSIBILITIES

To fulfill its responsibilities and duties the Committee shall:

Board Composition and Nominations
---------------------------------

1. Evaluate the current composition and organization of the Board and its committees in light of requirements established by the Securities and Exchange Commission, the New York Stock Exchange (NYSE), any exchange upon which securities of the Company are traded, and any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body") or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

2. Review the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a Director of the Company, as determined by the Committee.

3. Board members may recommend candidates for Board membership, for this Committee's consideration. From these, and from other viable candidates, this Committee shall recommend that the Board select nominees for election as Directors of the Company. Nominees must meet the Director qualification standards specified in the Corporate Governance Guidelines document. Also, when identifying and evaluating potential Directors, the Committee and Board should consider the criteria in the attached Appendix and any other criteria or standards they determine are necessary or appropriate.

     However, if the Company is legally obligated by contract or otherwise to provide third parties with the ability to nominate Directors (for example, the rights of preferred stockholders, rights under shareholder agreements or other agreements), the selection and nomination of such Directors shall not be subject to the criteria above, and independent Director approval of such nominees (see D.1 below) will not be required.

4.   Recommend the appointment of Board members to committees of the Board.

5. Evaluate the performance of current Board members proposed for reelection, and approve those members standing for reelection that the Committee determines is appropriate, subject to the exception set forth in paragraph 3 above for Directors that the Company is legally obligated to approve.

6. Review and recommend to the Board an appropriate course of action upon the resignation, retirement, disability or death of current Board members or any planned expansion of the Board and review the qualifications for service on the Board of any potential additional or replacement members of the Board.

Establishment and Review of Corporate Governance Policies
---------------------------------------------------------

7. Develop and adopt Corporate Governance Guidelines which shall at a minimum address Director qualification standards; Director responsibilities; Director access to management and, as necessary and appropriate, independent advisors; Director compensation; Director orientation and continuing education; management succession; and an annual performance evaluation of the Board.

8. Develop and adopt a Code of Business Conduct for Company employees, Directors and officers designed to promote honest and ethical conduct which shall at a minimum address conflicts of interest; corporate opportunities; confidentiality; fair dealing; the protection and proper use of Company assets; compliance with laws, rules and regulations, including insider trading laws; and shall encourage the reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for reports or complaints alleging conduct that violates the policy.

9. The Corporate Governance Guidelines and the Code of Business Conduct will comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation which the Committee deems relevant. Once formulated, the Committee shall recommend to the full Board the adoption of such Corporate Governance Guidelines and Code of Business Conduct.

10. Review and assess the adequacy of the Corporate Governance Guidelines and the Code of Business Conduct periodically, but at least annually. The Committee shall recommend to the Board for approval any modifications to the Corporate Governance Guidelines or Code of Business Conduct.

11. Collaborate with the Company's officers to develop a means by which employees can allege non-compliance with or violations of the Code of Business Conduct, by Directors, officers or other employees, and can report this to the Committee in a confidential manner.

12. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually. Recommend to the Board, for its approval, any modifications to this Charter if and when appropriate.

13. Periodically, review and assess the adequacy of the Company's Certificate of Incorporation and By-Laws and the charters of any committee of the Board (the "Governing Documents"), in order to ensure compliance with the Corporate Governance Guidelines, and recommend to the Board any necessary modifications to the Governing Documents.

14. To the extent required by any Regulatory Body or otherwise deemed advisable by the Committee, develop, implement, review and monitor an orientation and education program for members of the Board.

Oversight of the Evaluation of the Board and Management
-------------------------------------------------------

15. Evaluate and determine an appropriate response to credible evidence indicating non-compliance with or violations of the Code of Business Conduct, Corporate Governance Guidelines or the Governing Documents by Directors, officers or employees, after consulting with legal counsel, including reporting any violation of law to any appropriate Regulatory Body.

16. Determine criteria for evaluating changes in, or any requests from Directors or officers for waivers of, the Code of Business Conduct, review and rule on any such requests and establish a process for prompt disclosure to the shareholders, upon the grant of any such waiver, as may be required by any Regulatory Body.

17. Review and recommend to the Board an appropriate course of action upon the resignation, retirement, disability or death of any Executive Officer and review the qualifications for service of any potential new Executive Officers.

18. At the request of the Board, or in the Committee's own discretion, conduct a performance evaluation of the Board to determine whether it and its committees are functioning effectively.

Review of Shareholder Proposals
-------------------------------

19. Review all shareholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

C.   ANNUAL PERFORMANCE EVALUATION OF THE COMMITTEE

The Committee shall conduct a self-evaluation at least annually to determine whether it is functioning effectively, and provide the result to the Board for discussion.

D.   COMMITTEE COMPOSITION AND PROCEDURES

Independence Requirements
-------------------------

1. Each Committee member shall meet any applicable independence requirements promulgated by any Regulatory Body. In particular, NYSE-listed companies must have a Committee composed entirely of independent Directors to enable independent approval of Director nominees, as required, either by an independent nominating committee or by a majority of the independent Directors.

Number of Members
-----------------

2. The Committee shall be comprised of a minimum of three members of the Board, provided, however, that if fewer than three independent Directors sit on the Board, the Committee shall be comprised of such lesser number as the Board from time to time may designate.

Committee Member Appointment and Removal
----------------------------------------

3. Members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Committee Structure and Operations
----------------------------------

4. The Committee may delegate its authority to subcommittees as it deems appropriate.

Meetings of the Committee; Quorum

5. The Committee shall meet as necessary, but at least annually, to enable it to fulfill its goals and responsibilities as set forth herein. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the action of a majority of those present, after determining a quorum, shall be the act of the Committee.

Committee Reporting to the Board
--------------------------------

6. The Committee shall report its findings to the Board and shall keep written minutes of its meetings which shall be recorded and filed with the books and records of the Company.

       Appendix 1 to Nominating and Corporate Governance Committee Charter
       -------------------------------------------------------------------

Following is a non-exhaustive list of criteria to consider when identifying and evaluating potential nominees for the Board of Directors of PAR Technology
Corporation:

1. Seek a balance of Directors with business leadership positions and those who bring special expertise.

2. Consider skills compatible with the Company's business objectives which presently include government contracting, transportation, technology, finance and marketing, etc. and background, all in the context of an assessment of the perceived needs of the Board at that point in time.

3. Ensure that existing and future commitments would not materially interfere with the Board member's obligations to the Company.

4. Choose Directors with a view to bringing to the Board a variety of experience and background, Directors who will form a core of business executives with financial expertise, Directors who have substantial experience outside the business community--in the public, academic, or scientific communities, Directors who will represent the balanced, best interests of the shareholders as a whole rather than the special interest groups or constituencies. Each Director should be chosen without regard to race, color, sex, religion, national origin, age, disability or any other category protected by federal, state or local law. Each should be an individual of the highest character and integrity and have an inquiring mind and vision and the ability to work well with others. Each should possess substantial and significant experience which would be of a particular importance to the Company. Each should have sufficient time available to devote to the affairs of the Company.

5. Directors should be diverse enough to represent differing points of view, show evidence of leadership in their particular fields, have broad experience and the ability to exercise sound business judgment.

6. Directors must be of proven integrity with a record of substantial achievement; demonstrated ability and sound judgment that usually will be based on broad experience, must be willing to devote the required amount of time to the Company's affairs, including attendance at board meetings, must possess a judicious and somewhat critical temperament that will enable objective appraisal of management's plans and programs, and must be committed to building sound, long-term Company growth.

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 25, 2004
                                    10:00 AM


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints JOHN W. SAMMON, JR., CHARLES A. CONSTANTINO and SANGWOO AHN or any one of them, jointly or severally, proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders to be held on Tuesday, May 25, 2004 at 10:00 AM, Local Time, at The Warwick Hotel Denver; 1776 Grant Street, Denver, Colorado, and at any adjournment thereof, for the election of Directors and upon the proposal set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters that may properly come before the meeting.

  PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
                           INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)
                              FOLD AND DETACH HERE

           PAR TECHNOLOGY CORPORATION - ANNUAL MEETING, MAY 25, 2004:

                            YOUR VOTE IS IMPORTANT!
                   Proxy Materials are available on-line at:
                      http://www.partech.com/ir-front.cfm


                       You can vote in one of three ways:

1. Call toll free 1-866-213-1445 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.  Via  the  Internet  at   https://www.proxyvotenow.com/ptc   and  follow  the
instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
May 25, 2004

Please mark as
indicated in this
example [ X ]

1. ELECTION OF DIRECTORS

[ ]  For
[ ]  Withhold All
[ ]  For All Except

Nominees for a 3 year term:
(01) Dr. John W. Sammon, Jr.
(02) Charles A. Constantino

Nominee for a 1 year term:
(03) Kevin R. Jost

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

___________________________________________________________________

2. To ratify the selection of KPMG LLP as independent auditors for 2004.

[ ]  For
[ ]  Against
[ ]  Abstain


The Board of Directors recommends a vote "FOR" proposals 1 and 2 listed above.

Mark here if you plan to attend the meeting  [  ]
Mark here for address change and note change  [  ]

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS SET FORTH ABOVE.

ELECTRONIC DELIVERY OF PROXY MATERIALS: If you wish to receive future annual reports and proxy materials via the internet, please send an email with "On-Line Proxy Materials" in the subject line to: investor_relations@partech.com.

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy.


Please be sure to date and sign this instruction card in the box below.



--------------------------------------------------------------------------------
Sign above                                       Date



x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW x x x

                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 25, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 25, 2004. 1-866-213-1445

Vote   by   Internet   anytime   prior   to  3  a.m.,   May   25,   2004  go  to
https://www.proxyvotenow.com/ptc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

         ON-LINE PROXY MATERIALS : http://www.partech.com/ir-front.cfm

                            Your vote is important!